Exhibit 99.1 J A N U A R Y 2 8 , 2 0 2 1 CARPENTER TECHNOLOGY CORPORATION nd 2 Quarter Fiscal Year 2021 Earnings CallExhibit 99.1 J A N U A R Y 2 8 , 2 0 2 1 CARPENTER TECHNOLOGY CORPORATION nd 2 Quarter Fiscal Year 2021 Earnings Call

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2020, Form 10-Q for the quarter ended September 30, 2020 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID- 19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our status as a “critical”, “essential” or “life-sustaining” business in light of COVID-19 business closure laws, orders and guidance being challenged by a governmental body or other applicable authority; (20) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (21) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP financial measures Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2021 CRS Holdings Inc. All rights reserved. 2Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2020, Form 10-Q for the quarter ended September 30, 2020 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID- 19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our status as a “critical”, “essential” or “life-sustaining” business in light of COVID-19 business closure laws, orders and guidance being challenged by a governmental body or other applicable authority; (20) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (21) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP financial measures Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2021 CRS Holdings Inc. All rights reserved. 2

2ND QUARTER FISCAL YEAR 2021 Tony Thene | President and Chief Executive Officer 32ND QUARTER FISCAL YEAR 2021 Tony Thene | President and Chief Executive Officer 3

Safety is Our Highest Value Total Case Incident Rate (TCIR) 4 3.9 3.7 3.5 3.3 3 2.5 2.2 2.1 2.0 2 1.5 1.3 1.2 1.1 1 0.5 0.5 0 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 YTD © 2021 CRS Holdings Inc. All rights reserved. 4Safety is Our Highest Value Total Case Incident Rate (TCIR) 4 3.9 3.7 3.5 3.3 3 2.5 2.2 2.1 2.0 2 1.5 1.3 1.2 1.1 1 0.5 0.5 0 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 YTD © 2021 CRS Holdings Inc. All rights reserved. 4

2nd Quarter Summary

- Results impacted by ongoing targeted inventory reduction as well as COVID-19 related volume headwinds
- Generated $84 million in cash provided from operating activities; $51 million of free cash flow generation
- Total liquidity of $665 million including $271 million of cash
- Critical supply chain position in Aerospace and Defense end-use market supported by extension of multiple long-term agreements
- Remain well-positioned across attractive end-use markets with attractive long-term growth opportunities
- Commissioning of hot strip mill progressing and near completion; significantly enhances capabilities to capitalize on electrification megatrend

Continuing to Navigate Near-Term Market Disruption While Driving Increased Liquidity; Long-Term Sustainable Growth Profile Supported by Established Supply Chain Position and Mission-Critical Solutions Portfolio

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
5

2nd Quarter End-Use Market Highlights

Sales ex-surcharge down 36% year-over-year; down 3% sequentially

MARKET	Q2-21 NET SALES EX. SURCHARGE ($M)*	%	VS. Q2-20	VS. Q1-21	COMMENTS
AEROSPACE & DEFENSE	$148.5	50%	↓ -47%	↑ +1%	• Forecasted needs and timing vary widely by program and customer • Sentiment becoming more optimistic, though near-term shape of recovery unclear • Extended multiple long-term supply agreements with key customers • Defense activity remains strong with increased demand in some programs
MEDICAL	$29.0	10%	↓ -33%	↓ -3%	• Large OEMs and distributors closely managing inventory levels and taking advantage of short lead-times for critical items • Gradual recovery expected to begin in Q3 FY21 but will be impacted by hospital capacity concerns and patient sentiment from current rising virus outbreaks
TRANSPORTATION	$25.8	9%	↓ -16%	↑ +5%	• Global light vehicle conditions strengthening as pent-up demand continues to drive a recovery • North American light-vehicle market remains on track to further improve during calendar 2021 • Global heavy-duty truck demand steady as recovery off historic lows continues
ENERGY	$17.7	6%	↓ -34%	↓ -17%	• Conditions in North America remain largely challenging • International project activity improving but activity levels remain subdued • Capitalizing on overdue maintenance cycle in power generation sub-market
INDUSTRIAL & CONSUMER	$56.3	19%	↓ -12%	↓ -11%	• Industrial sales down but demand remains strong for fluid control and semiconductor applications • Consumer sales up due to strong demand signal across all applications

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
6

Positioned to emerge even stronger as markets recover

Capitalizing on markets that are recovering faster

- Best in class semiconductor portfolio supporting 5G, Cloud and IoT infrastructure buildout
- Globally qualified Transportation business enabling rapid light and heavy-duty vehicle recovery

Strengthening leadership positions with strong macro fundamentals

- Vital content on multiple applications and practically all aircraft platforms
- Strong relationships and increasing share across global Aerospace supply chain
- Participation in next generation Defense and commercial Aerospace needs with advanced solutions

Prioritizing high value offerings

- Medical sales growth consistently ahead of broader industry growth rates
- Solutions portfolio aligned with growth and industry focus on improving patient outcomes
- Direct Medical OEM relationships strengthening position and increasing global share

Investing in critical emerging technologies

- Soft magnetics investment supports leading positions and increasing electrification demand
- Proprietary processing solutions for expanding Electric Vehicle (EV) market
- Additive manufacturing (AM) digital platform enabling scalable value chain data opportunities



Strategic Growth
Aerospace
Medical
Electrification
Transportation
Additive Mfg
Energy
Industrial & Consumer
Defense

CARPENTER TECHNOLOGY

© 2021 CRS Holdings Inc. All rights reserved.

7

2ND QUARTER FISCAL YEAR 2021 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer 82ND QUARTER FISCAL YEAR 2021 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer 8

Income Statement Summary

Near-term market headwinds drove similar sequential volume combined with ongoing targeted inventory reduction to bolster liquidity

$ in Millions, except pounds and per-share amounts	Q2-20	Q1-21	Q2-21	SEQUENTIAL CHANGE	YEAR-OVER-YEAR CHANGE
Pounds ('000)	59,298	44,348	39,620	(4,728)	(19,678)
Net Sales	573.0	353.3	348.8	(4.5)	(224.2)
Net Sales ex. Surcharge Revenue*	471.2	307.2	299.4	(7.8)	(171.8)
Gross Profit	112.6	3.5	6.0	2.5	(106.6)
Selling, General and Administrative Expenses	55.3	42.3	42.2	(0.1)	(13.1)
Goodwill impairment	-	-	52.8	52.8	52.8
Restructuring and asset impairment charges	2.3	10.0	-	(10.0)	(2.3)
Operating Income (Loss)	55.0	(48.8)	(89.0)	(40.2)	(144.0)
Operating Income (Loss) ex. Special Items*	57.3	(30.9)	(32.3)	(1.4)	(89.6)
*% of Net Sales ex. Surcharge Revenue**	*12.2%*	*-10.1%*	*-10.8%*	-0.7 pts	-23.0 pts
Effective Tax Rate	23.2%	28.6%	11.2%	-17.4 pts	-12.0 pts
Net Income (Loss)	38.8	(47.1)	(84.9)	(37.8)	(123.7)
Diluted Earnings (Loss) per Share	$0.79	($0.98)	($1.76)	($0.78)	($2.55)
Adjusted Diluted Earnings (Loss) per Share*	$0.83	($0.58)	($0.61)	($0.03)	($1.44)

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.

*Detailed schedule included in Non-GAAP Schedules in Appendix.

9

SAO Segment Summary

Q2 OPERATING RESULTS					
	Q2-20	**Q1-21**	**Q2-21**	**vs Q2-20**	**vs Q1-21**
Pounds ('000)	56,564	43,368	38,602	(17,962)	(4,766)
Net Sales ($M)	483.0	300.7	300.4	(182.6)	(0.3)
Sales ex. Surcharge ($M)	382.5	254.8	251.6	(130.9)	(3.2)
Operating Income (Loss) ($M)	76.3	(18.6)	(11.6)	(87.9)	7.0
% of Net Sales	*15.8%*	*-6.2%*	*-3.9%*	*-19.7 pts*	*+2.3 pts*
% of Sales ex. Surcharge	*19.9%*	*-7.3%*	*-4.6%*	*-24.5 pts*	*+2.7 pts*

Q2 business results

- Sales flat sequentially on 11% lower volumes; continued to manage costs closely to address near term market conditions
- Focused efforts to improve working capital resulted in $58 million reduction in inventory; $131 million of inventory reductions year-to-date
- $3.2 million of COVID-19 related costs incurred in Q2-21 ($7.3 million in Q1-21)

Q3-21 outlook

- Demand conditions to remain challenged in key end-use markets
- Ongoing actions to date to generate incremental operating cost savings combined with less pronounced impact of inventory reductions to be partially offset by higher depreciation costs as ERP system and hot strip mill investments come on line
- Operating loss expected to be $8 to $11 million in Q3-21

CARPENTER TECHNOLOGY

© 2021 CRS Holdings Inc. All rights reserved.

10

PEP Segment Summary

Q2 OPERATING RESULTS					
	Q2-20	**Q1-21**	**Q2-21**	**vs Q2-20**	**vs Q1-21**
Pounds* ('000)	3,424	1,466	1,534	(1,890)	68
Net Sales ($M)	106.0	61.8	54.8	(51.2)	(7.0)
Sales ex. Surcharge ($M)	104.1	61.2	54.1	(50.0)	(7.1)
Operating Income (Loss) ($M)	0.4	(3.6)	(7.2)	(7.6)	(3.6)
% of Net Sales	*0.4%*	*-5.8%*	*-13.1%*	*-13.5 pts*	*-7.3 pts*
% of Sales ex. Surcharge	*0.4%*	*-5.9%*	*-13.3%*	*-13.7 pts*	*-7.4 pts*

Q2 business results

- Sales declined 11% sequentially primarily due to lower demand for:
  - Titanium products used in Aerospace fasteners driven by OEM build rates
  - Titanium products used in Medical applications as OEMs and distributors managed supply chain inventory closely
- Continued to realize benefits of cost and portfolio actions taken in recent quarters

Q3-21 outlook

- Focus remains on cost control and working capital management; executing actions to reduce costs while maintaining ability to meet demand levels expected longer-term
- Recovery in volumes anticipated to begin in fourth quarter of fiscal year 2021
- Operating loss expected to be $3 to $5 million in Q3-21

CARPENTER TECHNOLOGY © 2021 CRS Holdings Inc. All rights reserved.

* Pounds includes only Dynamet and Additive businesses

11

Free Cash Flow Summary

Continued focus on targeted inventory reduction to reflect near-term market disruption and further enhance total liquidity

$ MILLIONS	YTD FY20	Q1-21	Q2-21	YTD FY21
Net Income (Loss) + Non-Cash Items	**164**	**4**	**(3)**	**1**
Inventory	(108)	85	71	156
Working Capital / Other	(29)	2	18	20
Total Net Working Capital / Other	(137)	87	89	176
Pension Plan Contributions	(4)	(3)	(2)	(5)
Net Cash Provided from Operating Activities	**23**	**88**	**84**	**172**
Purchases of Property, Plant, Equipment and Software	(94)	(33)	(27)	(60)
Proceeds from disposals of property, plant and equipment and assets held for sale	-	-	2	2
Proceeds from divestiture of business	-	18	2	20
Dividends Paid	(20)	(10)	(10)	(20)
Free Cash Flow *	**(91)**	**63**	**51**	**114**
Cash	30	219	271	
Available Borrowing Under Credit Facility	275	394	394	
Total Liquidity	**305**	**613**	**665**	

The clerical accuracy of certain amounts may be impacted due to rounding.
*Detailed schedule included in Non-GAAP Schedules in Appendix.

CARPENTER TECHNOLOGY © 2021 CRS Holdings Inc. All rights reserved.
12

2ND QUARTER FISCAL YEAR 2021 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer 132ND QUARTER FISCAL YEAR 2021 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer 13

Electrification - enhancing strong position to support growing megatrends

Soft magnetics alloy processing



- Processing knowhow refined over decades with scale, capacity and cleanliness
- Expertise in growth control and compensation
- Materials with the highest magnetic saturation and permeability

State of the art hot strip mill



- Leading combination of capability and throughput
- Improved efficiency, industry leading capacity and digitized platform for continuous improvement
- Enhanced capabilities align with growth opportunities

Stack building and performance



- Expert processing from strip to stacks critical to enable full performance
- Integration helps to enhance and launch with fast lead times
- Predictively linking strip, stack, and end motor output key to optimized performance

Capabilities needed to enable electrification growth

CARPENTER ELECTRIFICATION®

- Balancing motor power, efficiency and size with weight and space saving requirements
- Better materials needed to get more magnetic flux in motor
- Advanced soft magnetic solutions like Hiperco stacks key for power dense motors

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
14

Solid foundation for long-term growth • Leveraged safety culture to continuously operate manufacturing facilities during pandemic while ensuring the safety of our employees • Executed targeted portfolio restructurings and cost reduction initiatives expected Near-Term Focus Centered on to generate significant cost savings Driving Liquidity and Safeguarding Employees and • Generated $114 million of free cash flow year to date through targeted inventory reduction program and working capital initiatives Facilities; Positioned for Long- Term Sustainable Growth Due • $665 million of total liquidity as of Q2-21 including $271 million in cash to Critical Supply Chain Position • Enhanced supply chain position in key end-use markets with recent contract and Leadership in Emerging awards Technologies • Leading capabilities in critical emerging technologies including electrification and additive manufacturing • Execution against targeted actions to deliver additional free cash flow in the second half of fiscal year 2021 © 2021 CRS Holdings Inc. All rights reserved. 15Solid foundation for long-term growth • Leveraged safety culture to continuously operate manufacturing facilities during pandemic while ensuring the safety of our employees • Executed targeted portfolio restructurings and cost reduction initiatives expected Near-Term Focus Centered on to generate significant cost savings Driving Liquidity and Safeguarding Employees and • Generated $114 million of free cash flow year to date through targeted inventory reduction program and working capital initiatives Facilities; Positioned for Long- Term Sustainable Growth Due • $665 million of total liquidity as of Q2-21 including $271 million in cash to Critical Supply Chain Position • Enhanced supply chain position in key end-use markets with recent contract and Leadership in Emerging awards Technologies • Leading capabilities in critical emerging technologies including electrification and additive manufacturing • Execution against targeted actions to deliver additional free cash flow in the second half of fiscal year 2021 © 2021 CRS Holdings Inc. All rights reserved. 15

APPENDIX OF NON-GAAP SCHEDULES 16APPENDIX OF NON-GAAP SCHEDULES 16

Non-GAAP Schedules (Unaudited)

Adjusted diluted earnings (loss) per share

$ MILLIONS, EXCEPT PER-SHARE AMOUNTS	Q2-20	Q1-21	Q2-21
Diluted Earnings (Loss) per Share	$0.79	($0.98)	($1.76)
Net Income (Loss)	38.8	(47.1)	(84.9)
Special Items, net of tax:			
Loss on debt extinguishment, net	-	6.2	-
Restructuring and asset impairment charges	1.8	7.6	-
Goodwill impairment	-	-	52.7
COVID-19 costs	-	5.3	3.0
Special Items, net of tax:	1.8	19.1	55.7
Net Income (Loss) Excluding Special Items	40.6	(28.0)	(29.2)
Adjusted Diluted Earnings (Loss) per Share	$0.83	($0.58)	($0.61)

Management believes that earnings (loss) per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
17

Non-GAAP Schedules (Unaudited)

Adjusted operating margin, excluding surcharge revenue and special items

$ MILLIONS	Q2-20	Q1-21	Q2-21
Net Sales	**573.0**	**353.3**	**348.8**
Less: Surcharge Revenue	101.8	46.1	49.4
Net Sales Excluding Surcharge Revenue	**471.2**	**307.2**	**299.4**
Operating Income (Loss)	**55.0**	**(48.8)**	**(89.0)**
Special Items:			
Restructuring and asset impairment charges	2.3	10.0	-
Goodwill impairment	-	-	52.8
COVID-19 costs	-	7.9	3.9
Special Items	2.3	17.9	56.7
Operating Income (Loss) Excluding Special Items	57.3	(30.9)	(32.3)
Operating Margin	**9.6%**	**-13.8%**	**-25.5%**
Adjusted Operating Margin Excluding Surcharge Revenue and Special Items	**12.2%**	**-10.1%**	**-10.8%**

Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
18

Non-GAAP Schedules (Unaudited)

Free cash flow

$ MILLIONS	YTD FY20	Q1-21	Q2-21	YTD FY21
Net cash provided from operating activities	**22.6**	**88.0**	**83.6**	**171.6**
Purchases of property, plant, equipment and software	(94.3)	(33.3)	(26.6)	(59.9)
Proceeds from disposals of property and equipment and assets held for sale	0.1	-	1.5	1.5
Proceeds from divestiture of business	-	17.6	2.4	20.0
Dividends paid	(19.4)	(9.7)	(9.9)	(19.5)
Free Cash Flow	**(91.0)**	**62.6**	**51.0**	**113.7**

Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated, which management evaluates for alternative uses.

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
19

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 20 carpentertechnology.comYour trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 20 carpentertechnology.com